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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 27, 2004



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                     1-4743                  11-1362020
        (State or Other        (Commission File Number)      (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 27, 2004, Standard Motor Products, Inc. (the "Company") announced the engagement of a new independent accountant, Grant Thornton LLP ("Grant Thornton"), as the principal accountant to audit the Company's financial statements.

            During the two fiscal years ended December 31, 2002 and December 31, 2003 and through September 27, 2004, the Company has not consulted with Grant Thornton on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.01.        REGULATION FD DISCLOSURE

         On September 27, 2004, the Company issued a press release announcing the appointment of Grant Thornton as the Company's independent registered public accounting firm. A copy of the press release is attached as Exhibit 99.1.

         Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of the information under this Item 7.01 is not an indication that this Item 7.01 contains material information that is not otherwise publicly available.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Press Release dated September 27, 2004 announcing the appointment of Grant Thornton as the Company's independent registered public accounting firm.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STANDARD MOTOR PRODUCTS, INC.


                             By: /S/ JAMES J. BURKE
                                 ------------------
                                 James J. Burke
                                 Vice President Finance, Chief Financial Officer

Date: September 27, 2004










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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-------------------        -----------------------------------------------------


99.1 Press Release dated September 27, 2004 announcing the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.



























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